UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2006

Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19254 (Commission File Number)	11-2682486 (IRS Employer Identification No.)

One Merrick Avenue, Westbury, New York, 11590
(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 2, 2006, the Board of Directors of Lifetime Brands, Inc.(the “Company”) elected Fiona P. Dias as an independent director of the Company. Ms. Dias is Executive Advisor of Strategic Branding Initiatives for Circuit City Stores, Inc., a leading specialty retailer of consumer electronics. Ms. Dias is also a Director of Choice Hotels, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc. By: /s/ Robert McNally Robert McNally Vice President of Finance and Chief Financial Officer

Date: November 6, 2006